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                                                                      EXHIBIT 31

                                 CERTIFICATIONS

I, Jerry L. Baum, President, Chief Executive Officer and Interim Chief Financial Officer of Concorde Gaming Corporation, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Concorde Gaming Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and I have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us me by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  (b) [Reserved]

                  (c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

                  (d) Disclosed in this quarterly report any change in the small business issuer's internal controls over financial reporting that occurred during the small business issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal controls over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal controls over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and


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                  (b) Any fraud, whether or not material, that involves
         management or other employees who have a significant role in the small business issuer's internal controls over financial reporting.

Date: August 12, 2003

                                        /s/ Jerry L. Baum
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                                        Jerry L. Baum
                                        President, Chief Executive Officer
                                        and Interim Chief Financial Officer


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